97

Exhibit 13.2
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002
In connection with

the Annual Report

on Form 20-F

of DRDGOLD Limited

(the "Company") for

the fiscal year
ended June

30, 2022,

as filed

with the

Securities and

Exchange Commission

on the

date hereof

(the "Report"),

Adriaan
Jacobus

Davel,

as

Chief

Financial

Officer

of

the

Company,

hereby

certifies,

pursuant

to

18

U.S.C.

Section

1350,

as
adopted pursuant to Section 906 of the Sarbanes-Oxley Act 2002, that,

to the best of his knowledge:
(1)
the Report fully complies with

the requirements of Section

13(a) or 15(d) of

the Securities Exchange
Act of 1934; and
(2)
the information contained in the Report fairly presents, in all material respects,

the financial condition
and results of operations of the Company.
/s/ Adriaan Jacobus Davel
By:

Adriaan Jacobus Davel
Title:

Chief Financial Officer
Date:

October 28, 2022